Exhibit 21


            LIST OF SUBSIDIARIES OF LANDAMERICA FINANCIAL GROUP, INC.
                              AS OF MARCH 17, 2000

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         Subsidiaries                                                          State of Incorporation
         ------------                                                          ----------------------
   Commonwealth Land Title Insurance Company                                        Pennsylvania
     Its Subsidiaries
     ----------------
     Albuquerque Title Company, Inc.                                                 New Mexico
     Atlantic Title & Abstract Company                                                Delaware
       Its Subsidiary
       --------------
       ATACO, Inc.                                                                  Pennsylvania
     Citrus Title Company, Inc.                                                        Florida
     CLTIC-RELO, Inc.                                                                 Delaware
     Commercial Settlements, Inc.                                               District of Columbia
     Commonwealth Land Title Company                                                 California
     Commonwealth Land Title Company of Austin                                          Texas
     Commonwealth Land Title Company of Dallas                                          Texas
     Commonwealth Land Title Company of El Paso                                         Texas
     Commonwealth Land Title Company of Fort Worth                                      Texas
     Commonwealth Land Title Company of Houston                                         Texas
     Commonwealth Land Title Company of San Antonio                                     Texas
     Commonwealth Land Title Company of Washington                                   Washington
     Commonwealth Land Title Corporation (Iowa)                                         Iowa
     Commonwealth Relocation Services, Inc.                                         Pennsylvania
     Commonwealth Title of Arizona                                                     Arizona
     Congress Abstract Corporation                                                  Pennsylvania
     Crestview Lawyers Service                                                       New Jersey
     CRS Financial Services, Inc.                                                   Pennsylvania
     Day One, Inc.                                                                  Pennsylvania
     District-Realty Title Insurance Corporation                                      Maryland
     Edge Rock, Inc.                                                                  Delaware
     Golden State Title Company                                                      California
     Goliath, Inc.                                                                  Pennsylvania
       Its Subsidiaries
       ----------------
       Goliath One, L.P.                                                            Pennsylvania
       Goliath Two, L.P.                                                            Pennsylvania
       Goliath Three, L.P.                                                          Pennsylvania
       Goliath Four, L.P.                                                           Pennsylvania
       Goliath Five, L.P.                                                           Pennsylvania
     Industrial Valley Title Insurance Company                                      Pennsylvania
       Its Subsidiary
       --------------
       Commonwealth Land Title Insurance Company of New Jersey                       New Jersey
     LandAmerica Appraisal Services, Inc.                                           Pennsylvania
     Louisville Title Company                                                         Kentucky
     Osage Corporation                                                              Pennsylvania
     Partners Title Company                                                             Texas
     Pikes Peak Title Service, Inc.                                                   Colorado

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         Subsidiaries                                                          State of Incorporation
         ------------                                                          ----------------------

     Plantco, Inc.                                                              District of Columbia
     Property Services, Inc.                                                        Pennsylvania
     Rainier Title Company                                                           Washington
     State Title Insurance Company                                                  Pennsylvania
     T & T Co.  Holding Company                                                        Florida
       Its Subsidiary
       --------------
       Title & Trust Company of Florida                                                Florida
     The National 1031 Exchange Corporation                                          California
     Title Guarantee Company of Rhode Island                                        Rhode Island
     Title Insurance Company                                                           Alabama
     Title Services, Inc.                                                             Minnesota

   Global Corporate Services, Inc.                                                    Michigan

   LandAmerica Environmental Insurance Service Agency, Inc.                           Virginia
     Its Subsidiaries:
     ----------------
     LEISA of Arizona, Inc.                                                            Arizona
     LEISA of California, Inc.                                                       California
     LTEISA of Colorado, Inc.                                                         Colorado
     LEISA of Connecticut, Inc.                                                      Connecticut
     LEISA of New York, Inc.                                                          New York
     LEISA of Ohio, Inc.                                                                Ohio
     LEISA of Pennsylvania, Inc.                                                    Pennsylvania
     LEISA of Texas, Inc.                                                               Texas

   LandAmerica Exchange Company                                                       Maryland
     CWLT Roseland Exchange, L.L.C.                                                  New Jersey
     West End Real Estate Holding Company                                             Virginia

   LandAmerica OneStop, Inc.                                                          Virginia

   Lawyers Title Insurance Corporation                                                Virginia
     Its Subsidiaries:
     ----------------
     American Title Group, Inc.                                                         Texas
       Its Subsidiaries:
       ATCOD, Inc. d/b/a American Title Company                                         Texas
       American Title Company of Austin d/b/a Austin Title Company                      Texas
       Commercial Abstract & Title Co.  d/b/a Lawyers Title of                          Texas
         San Antonio, Inc.
       Texas Title Company                                                              Texas
       William H.  Tamm, Inc.                                                           Texas
         Its Subsidiary:
         --------------
         Lawyers Title & Abstract Co.                                                   Texas
     Atlanta Title Company                                                             Georgia
     Builders Disbursement Services, Inc.                                             Virginia
     Building Exchange Company                                                        Virginia
     Charter Title Company                                                            Virginia
       Its Subsidiary:
       --------------
       Charter Title Company - Galveston, L.L.C.                                        Texas
     Commerce Title Guaranty Co.                                                     Tennessee
     Continental Diversified Services Company                                        California
     Datatrace Information Services Company                                           Virginia
     Elliptus Technologies, Inc.                                                      Virginia
     First Stable Properties, Inc.                                                    Virginia

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         Subsidiaries                                                          State of Incorporation
         ------------                                                          ----------------------

     Florida Southern Abstract & Title Co.                                             Florida
     Guarantee Title Co., Inc.                                                         Kansas
     Land Title Abstract Co.                                                          Michigan
     Land Title Dawson Abstract Co.                                                   Michigan
     LandAm Construction Exchange Company                                             Virginia
     Lawyers Abstract Corp.                                                        South Carolina
     Lawyers Acquisition Company, Inc.                                                Virginia
     Lawyers Holding Corporation                                                      Virginia
       Its Subsidiaries:
       ----------------
       Cumberland Title Company                                                         Maine
       Louisville Title Agency of Central Ohio, Inc.                                    Ohio
       Oakton Title, Inc.                                                             Virginia
     Lawyers Title Agency, Inc.                                                       Virginia
     Lawyers Title Company                                                           California
       Its Subsidiaries:
       ----------------
       California Land Title Company                                                 California
       Continental Land Title Company                                                California
       Continental Lawyers Company                                                   California
       LTC Exchange Company                                                          California
       LandAmerica Account Servicing, Inc.                                             Arizona
       Lawyers Title of Arizona, Inc.                                                  Arizona
       Lawyers Title of Nevada, Inc.                                                   Nevada
     Lawyers Title of El Paso, Inc.                                                   Virginia
       Its Subsidiary:
       --------------
       Database Access, Inc.                                                            Texas
     Lawyers Title of North Carolina, Inc.                                            Virginia
     Lawyers Title of Pueblo, Inc.                                                    Colorado
     Lawyers Title Realty Services, Inc.                                              Virginia
     Lorain County Title Company                                                        Ohio
     Monroe County Abstract Co.                                                       Michigan
     New Mexico Title Company                                                        New Mexico
     One Stop Tax Services, Inc.                                                        Texas
     Oregon Title Insurance Company                                                    Oregon
     Portland Financial Services Corporation                                           Oregon
     Real Estate Title Company, Incorporated                                          Maryland
     RealServe Company, Inc.                                                          Virginia
     Rio Rancho Title, Inc.                                                          New Mexico
     St.  Clair County Abstract Co.                                                   Michigan
     Tamiami Abstract & Title Co.                                                      Florida
     The Title Guarantee & Trust Company                                                Ohio
     Title Investors Group, Inc.                                                        Texas
       Its Subsidiaries:
       ----------------
       Land Title Insurance Company                                                  California
       Title Insurance Company of America                                             Tennessee
         Its Subsidiaries:
         ----------------
         Mid-South Title Company of Central Arkansas, Inc.                            Arkansas
         Mid-South Title Corporation                                                  Tennessee
         Rutherford County Title Insurance Co.                                        Tennessee
     Wilson Title Company, Inc.                                                         Texas

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         Subsidiaries                                                          State of Incorporation
         ------------                                                          ----------------------

   Transnation Title Insurance Company                                                 Arizona
     Its Subsidiaries:
     ----------------
     Transnation Title & Escrow, Inc.                                                 Delaware
     Transnation Title Insurance Company of New York                                  New York
     Title Transfer Services, Inc.                                                    Colorado
     Xenia Property Company                                                         Pennsylvania
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